                                                                   EXHIBIT 10.28

                                    GUARANTY
                                 (SECURED LOAN)

         THIS GUARANTY (Secured Loan) (this "Guaranty") is made as of September 27, 1998, by MEDCATH INCORPORATED, a North Carolina corporation ("MedCath"), ST. JOSEPH HEALTHCARE SYSTEM, a New Mexico nonprofit corporation ("St. Joseph"), SWCA, LLC, a New Mexico limited liability company ("SWCA") and NMHI, LLC, a New Mexico limited liability company ("NMHI") (MedCath, St. Joseph, SWCA and NMHI are hereinafter individually and collectively referred to as "Guarantor") in favor of HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation ("Lender").

                                 R E C I T A L S

         A. Pursuant to the terms of that certain Construction Loan Agreement of even date herewith, by and between Heart Hospital of New Mexico, L.L.C., a New Mexico limited liability company ("Borrower"), as borrower, and Lender, as lender (the "Loan Agreement"), Borrower and Lender have agreed to the terms and conditions of the Loan (as defined in the Loan Agreement). Those terms used herein with their initial letter capitalized shall have the meanings given them in the Loan Agreement, unless otherwise delivered herein.

         B. The Loan is evidenced by the Note and secured by certain other Loan Documents. The Loan Documents include this Guaranty.

         THEREFORE, to induce Lender to enter into the Loan Agreement and to consummate the transactions contemplated thereby, and in consideration thereof, each Guarantor unconditionally guarantees and agrees as follows:

         1. Guaranty. Each Guarantor hereby jointly and severally, unconditionally and irrevocably guarantees, subject to the limitations set forth in Paragraph 19 hereof, to Lender:

                  (a) Full and timely payment when due (whether at maturity, by acceleration, or otherwise) of all of the indebtedness of Borrower now or hereafter existing under the Loan Documents (or any of them), whether for principal, interest, penalties, expenses, costs, and fees, including, without limitation, reasonable attorneys' fees, court costs, inspection fees, accounting costs, investigation expenses, and other reasonable related costs and expenses incurred by, or on behalf of, Lender, together with all renewals, extensions, modifications, rearrangements, and restatements of such indebtedness; and

                  (b) Full and timely performance and satisfaction when due of all of the agreements, covenants, terms and conditions to be performed by, or on behalf of, Borrower pursuant to the Loan Documents, together with all renewals, extensions, modifications, rearrangements, and restatements of such agreements, covenants, and conditions, irrespective of the validity, regularity, or enforceability of the Loan Documents.

         2. Construction Obligations. Without limiting the foregoing and subject to the limitations set forth in Paragraph 19 hereof, each Guarantor jointly and severally, unconditionally and irrevocably guarantees to Lender (a) the construction and completion of the Improvements in accordance in all material respects with the Plans and within the time periods, in the manner and in accordance with the other requirements set forth in the Loan Agreement, including, without limitation, satisfaction of those conditions precedent set forth in Exhibit E to the Loan Agreement for payment of the final advance; and
(b) the payment without demand, and without right to reimbursement therefor, of all development, construction and related costs of the Project incurred for any reason whatsoever in excess of the Committed Sum. If for any reason whatsoever
Borrower: (i) fails or neglects to complete the Improvements as contemplated by, and in accordance with the requirements set forth in, the Loan Agreement, including the time and manner therein specified; (ii) fails to prosecute with diligence and continuity the construction of the Improvements in accordance with the Loan Agreement; (iii) commits, or permits to exist, a Default; or (iv) is unable to satisfy, within fifteen (15) days after Lender's written request therefor, any condition precedent to obtaining an Advance requested by Borrower pursuant to the Loan Agreement, then Lender, in addition to its other rights, remedies and recourses, whether existing hereunder, under the Loan Documents or otherwise, may require Guarantor to complete the Improvements and take such other action as hereinafter described. Within thirty (30) calendar days from the date Lender notifies Guarantor of Borrower's failure to satisfy any of the construction obligations described above, Guarantor agrees, at its sole cost and expense, to commence completion of construction of the Improvements and to diligently pursue such construction in order to complete the Improvements within the time and in the manner specified in the Loan Agreement. Guarantor shall pay all reasonable costs and expenses in connection with such construction and shall indemnify and hold Lender harmless from any and all losses, costs, liabilities, or expenses incurred in connection with such completion.

         3. Rights of Lender. Guarantor authorizes Lender, without giving notice to Guarantor or obtaining Guarantor's consent and without affecting the liability of Guarantor hereunder, from time to time to: (a) renew or extend all or any portion of Borrower's or any other person's obligations due under the Note or any of the other Loan Documents; (b) declare all sums owing to Lender under the Note and any of the other Loan Documents due and payable upon the occurrence of a default or event of default under the Loan Documents; (c) make changes in the dates specified for payments of any sums payable in periodic installments under the Note or any of the other Loan Documents, and accept or deny, in Lender's sole discretion, partial payments on or performance of the Note; (d) otherwise modify the terms of any of the Loan Documents, except for
(i) increases in the principal amount of the Note in excess of the Committed Sum as a result of additional advances made directly to Borrower after the Conversion Date, (ii) changes in the manner by which interest rates, fees or charges are calculated under the Note or any of the other Loan Documents (Guarantor acknowledges that, if the Note or any of the other Loan Documents so provides, said interest rates, fees and charges may vary from time to time), or
(iii) accelerate the maturity date of the Note where no default or event of default has occurred under the Loan Documents; (e) take and hold additional security for the performance of Borrower's or any other person's obligations under the Note and the other Loan Documents and abandon, fail to perfect, exchange, enforce, waive or release any such


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additional or existing security; (f) apply such additional or existing security for the Note and direct the order or manner of sale thereof as Lender in its sole discretion may determine; (g) release, substitute or add any one or more endorsers of the Note or guarantors of Borrower's or any other person's obligations under the Note or any of the other Loan Documents; (h) apply payments received by Lender from Borrower or any other person to any obligations of Borrower or such other person under the Note and the other Loan Documents, in such order as Lender shall determine, in its sole discretion, whether or not any such obligations are covered by this Guaranty; (i) consent, in the sole discretion of Lender, to the merger, consolidation, restructuring, dissolution or other change in the structure of Borrower or any other person; and (j) assign this Guaranty in whole or in part.

         4. Guarantor's General Waivers. Guarantor waives: (a) any defense now existing or hereafter arising based upon any legal disability or other defense of Borrower, Guarantor or any other guarantor or other person, or by reason of the cessation or limitation of the liability of Borrower, Guarantor or any other guarantor or other person from any cause other than full payment and performance of all obligations due under the Note or any of the other Loan Documents; (b) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Borrower or any other person, or any defect in the formation of Borrower or any other person; (c) the unenforceability or invalidity of any security or guaranty or the lack of perfection or continuing perfection, or failure of priority of any security for the obligations guarantied hereunder; (d) any defense based upon Lender's election of any remedy against Guarantor, Borrower or any other person;
(e) any defense based upon Lender's failure to disclose to Guarantor any information concerning Borrower's or any other person's financial condition or any other circumstances bearing on Borrower's or any other person's ability to pay and perform all obligations due under the Note or any of the other Loan Documents; (f) any failure by Lender to give notice to Borrower, Guarantor or any other person of the sale or other disposition of security held for the Note, and any defect in notice given by Lender in connection with any such sale or disposition of security held for the Note; (g) any failure of Lender to comply with applicable laws in connection with the sale or disposition of security held for the Note, including, without limitation, any failure by Lender to conduct a commercially reasonable sale or other disposition of such security; (h) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal, or that reduces a surety's or guarantor's obligations in proportion to the principal's obligation; (i) any use of cash collateral under Section 363 of the Federal Bankruptcy Code; (j) any defense based upon Lender's election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; (k) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code; (1) prior to payment in full of all of the Obligations, any right of subrogation, any right to enforce any remedy which Lender may have against Borrower or any other person and any right to participate in, or benefit from, any security now or hereafter held by Lender for the obligations due under the Note or any of the other Loan Documents; (m) presentment, demand, protest and notice of any kind, including, without limitation, notice of acceptance of this Guaranty and of the existence, creation or incurring of new or additional


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

guaranteed obligations and notice of intent to accelerate and of acceleration of the indebtedness under the Note; (n) the benefit of any statute of limitations affecting the liability of Borrower or any other person, enforcement of the Note or any other Loan Documents, the liability of Guarantor hereunder or the enforcement hereof; and (o) any failure of Lender to pursue, or delay in pursuing, any other remedy in Lender's power. Guarantor agrees that the payment and performance of all obligations due under the Note or any of the other Loan Documents or any part thereof or other act which tolls any statute of limitations applicable to the Note or the other Loan Documents shall similarly operate to toll the statute of limitations applicable to Guarantor's liability hereunder. Without limiting the generality of the foregoing or any other provision hereof, Guarantor hereby expressly waives all suretyship defenses to the extent such laws are applicable to this Guaranty or the agreements, covenants, or obligations of Guarantor hereunder.

         5. Waiver of Rights of Subrogation. Notwithstanding anything to the contrary contained herein or in any other document to which Guarantor is a party, until all obligations under this Guaranty are fully paid and performed, Guarantor hereby expressly waives with respect to Borrower and any other person (including any surety) any and all rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker, and which Guarantor may have or hereafter acquire against Borrower or any other person in connection with or as a result of Guarantor's execution, delivery and/or performance of this Guaranty or any other document to which Guarantor is a party. Guarantor agrees that Guarantor shall not have or assert any such rights against Borrower or any other person (including any surety), either directly or as an attempted setoff to any action commenced against Guarantor by Borrower or any other person (whether as borrower or in any other capacity) or by Lender. Guarantor hereby acknowledges and agrees that this waiver is intended to benefit Lender and shall not limit or otherwise affect Guarantor's liability hereunder, under any other document to which Guarantor is a party, or the enforceability hereof or thereof.

         6. Guarantor's Warranties and Covenant. Guarantor warrants and acknowledges that: (a) Lender would not enter into the Loan Agreement and consummate the transactions contemplated thereby but for this Guaranty; (b) Guarantor has read and understands the Loan Agreement, the Note and the other Loan Documents; (c) there are no conditions precedent to the effectiveness of this Guaranty and this Guaranty shall be in full force and effect and binding on Guarantor as of the date hereof, regardless of whether Lender obtains other collateral or any guaranties from others or takes any other action not contemplated by Guarantor; (d) Guarantor has established adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower's financial condition, and the status of Borrower's payment and performance of all obligations due under the Note and the other Loan Documents, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor's risks hereunder, and Lender has made no representation to Guarantor as to any such matters; (e) the most recent financial statements of Guarantor delivered to Lender are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied (or other principles disclosed in writing and acceptable to Lender) and fairly present, in all material respects, the financial condition of Guarantor as of the respective dates thereof, and


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

no material adverse change has occurred in the financial condition of Guarantor since the respective dates thereof; and (f) Guarantor has not and shall not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein, without Lender's prior written consent, which consent may be given or withheld in Lender's sole discretion, unless (i) either Guarantor or a successor entity remains liable under the Guaranty, and (ii) Guarantor or such successor entity, whichever remains liable under the Guaranty, satisfies the financial covenants of Guarantor set forth in the Loan Agreement.

         7. Subordination. Until all the obligations under this Guaranty are fully paid and performed, Guarantor hereby subordinates all present and future indebtedness owing by Borrower to Guarantor to the obligations at any time owing by Borrower to Lender under the Note and the other Loan Documents; provided, however, that as long as there is no Default, Borrower shall be entitled to make payments of principal and interest on up to the $19,000,000 line of credit to Borrower provided by MedCath Finance Company or any third party lender or any combination thereof. Guarantor agrees to make no claim for such indebtedness until all obligations of Borrower and any other person under the Note and any of the other Loan Documents and all other direct and indirect obligations of Guarantor to Lender have been fully discharged. Guarantor further agrees not to assign to any party other than Lender all or any part of such indebtedness, unless (a) Lender shall give its prior written consent to such assignment, which consent may be given or withheld in Lender's sole discretion and (b) such assignment shall be made subject to the terms of this Guaranty. Within five (5) days after Lender's request (i) all instruments evidencing such indebtedness shall be duly endorsed and delivered to Lender, (ii) all security for such indebtedness shall be duly assigned and delivered to Lender, (iii) if a Default has occurred, such indebtedness shall be enforced, collected and held by Guarantor as trustee for Lender and shall be paid over to Lender on account of the obligations guaranteed hereunder but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty, and (iv) Guarantor shall execute, file and record such documents and instruments and take such other action as Lender deems necessary or appropriate to perfect, preserve and enforce Lender's rights in and to such indebtedness and any security therefor. If Guarantor fails to take any such action and a Default has occurred under the Loan Agreement, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor. The foregoing power of attorney is coupled with an interest and cannot be revoked.

         8. Bankruptcy of Borrower or Any Other Person; Reinstatement and Revival. In any bankruptcy or other proceeding in which the filing of claims is required by law, Guarantor shall file, on or before the date which is twenty
(20) days prior to the expiration of the prescribed statutory period for filing of claims, all claims which Guarantor may have against Borrower or any other person relating to any indebtedness of Borrower to Guarantor and shall assign to Lender all rights of Guarantor thereunder. If Guarantor does not timely file any such claim, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Lender's discretion, to assign the claim to a nominee and to cause a proof of claim to be filed in the name of Lender's nominee. The foregoing power of attorney is coupled with an


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

interest and cannot be revoked. Lender or its nominee shall have the right, in its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor's rights to any such payments or distributions; provided, however, Guarantor's obligations hereunder shall not be satisfied except to the extent that Lender receives cash by reason of any such payment or distribution. If Lender receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty. The liability of Guarantor hereunder shall be reinstated and revived, and the rights of Lender shall continue, with respect to any amount at any time paid by Borrower or any other person on account of the Note or any of the other Loan Documents, which Lender shall be required to restore or return upon the bankruptcy, insolvency or reorganization of Borrower or any other person or for any other reason, all as though such amount had not been paid.

         9. Disclosure of Information. Lender shall have the right at any time to sell, assign, transfer, negotiate or, so long as Lender continues to be the "lead lender", grant participations of at least $5 million each in, all or any part of the Loan, the Note and/or the other Loan Documents, including, without limitation, this Guaranty, and Guarantor acknowledges and agrees that, in connection with any such action by Lender, Lender may forward to each actual or prospective assignee, transferee or participant all documents and information in Lender's possession, relating to this Guaranty or to Guarantor, whether such documents and information were furnished by Borrower or Guarantor to Lender or otherwise, provided that such parties have executed confidentiality agreements in form reasonably acceptable to Guarantor.

         10. Additional, Independent and Unsecured Obligations. This is a guaranty of payment and not of collection and the obligations of Guarantor hereunder shall be in addition to and shall not limit or in any way affect the obligations of Guarantor under any other existing or future guaranties unless said other guaranties are expressly modified or revoked in writing. This Guaranty is independent of the obligations of Borrower and any other person under the Note and the other Loan Documents. Lender may bring a separate action to enforce the provisions hereof against Guarantor without taking action against Borrower or any other person or joining Borrower or any other person as a party to such action, and without first or concurrently proceeding against any security held by Lender. This Guaranty is secured and shall be deemed to be secured by any security instrument which recites that it secures this Guaranty.

         11. Attorneys' Fees; Enforcement. Notwithstanding anything contained herein to the contrary, if any-attorney is engaged by Lender to enforce or defend any provision of this Guaranty or any of the other Loan Documents, or as a consequence of any default or event of default under this Guaranty or any of the other Loan Documents, with or without the filing of any legal action or proceeding, then Guarantor shall immediately pay on demand all Attorneys' Fees and Costs, as defined below, incurred by Lender in connection therewith, together with interest thereon from the date of such demand until paid, at the rate of interest then applicable to the principal owing under the Note. As used in this Guaranty, "Attorneys' Fees and Costs" shall mean all the reasonable fees and expenses of counsel to Lender incurred after a Default, which


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may include, without limitation, costs incurred for printing, Photostatting, duplicating, facsimile transmissions, record searches, appraisals, air freight charges, discovery, investigation and other expenses, and fees billed for law clerks, paralegals, experts and witnesses, accountants, and others not admitted to the bar but performing services under the supervision of or on behalf of an attorney. The term "Attorneys' Fees and Costs" shall also include, without limitation, all such reasonable fees and expenses incurred with respect to legal actions, appeals, arbitrations, and bankruptcy proceedings, whether or not any action or proceeding is brought with respect to the matter for which said fees and expenses were incurred.

         12. Effect of Waivers. Guarantor warrants and agrees that each of the waivers set forth in this Guaranty are made with Guarantor's full knowledge of their significance and consequences, and that under the circumstances the waivers are reasonable. If any of said waivers shall hereafter be determined by a court of competent jurisdiction to be contrary to any applicable law or against public policy, such waivers shall be effective only to the maximum extent permitted by law.

         13. Rules of Construction. The word "Borrower" as used herein shall include the named Borrower and any other person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under the Note or any of the other Loan Documents. The term "person" as used herein shall include any individual, company, trust or other legal entity of any kind whatsoever. If this Guaranty is executed by more than one person, the term "Guarantor" shall include all such persons. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and vice versa. All headings appearing in this Guaranty are for convenience only and shall be disregarded in construing this Guaranty. Any capitalized term not defined in this Guaranty shall have the meaning given to such term in the Loan Agreement or the other Loan Documents.

         14. Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New Mexico, except to the extent preempted by Federal laws. Guarantor and all persons and entities in any manner obligated to Lender under this Guaranty consent to the jurisdiction of any Federal or State Court within the State of New Mexico, and also consent to service of process by any means authorized by New Mexico or Federal law.

         15. No Third Party Beneficiaries. This Guaranty is solely for the benefit of Lender and its successors and assigns, and is not intended to nor shall it be deemed to be for the benefit of any third party, including, without limitation, Borrower.

         16. Amendments. Neither this Guaranty nor any provision hereof may be amended, modified, waived, discharged or terminated except by an instrument in writing duly signed by or on behalf of Lender and Guarantor.

         17. Miscellaneous. Thc provisions of this Guaranty shall bind and benefit the heirs, executors, administrators, legal representatives, successors and assigns of Guarantor and Lender. The liability of all persons and entities who are in any manner obligated hereunder shall be joint


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

and several. If any provision of this Guaranty shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Guaranty and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been part of this Guaranty.

         18. Waiver of Right to Trial by Jury. GUARANTOR ACKNOWLEDGES THAT IT HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY UNDER THE CONSTITUTIONS OF THE UNITED STATES AND THE STATE OF NEW MEXICO. GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF LENDER AND GUARANTOR WITH RESPECT TO THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT LENDER MAY FILE A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.


         Guarantor's Initials:
                                ------------------            ------------------

                                ------------------            ------------------


         19.      Limitation of Liability.

                  (a) Notwithstanding anything contained in this Guaranty to the contrary, the liability of each Guarantor to Lender under this Guaranty shall be limited to the amount set forth in the table below:

--------------------------------------------------------------------------------------------------------------
                                        MAXIMUM LIABILITY UNDER THIS GUARANTY

--------------------------------------------------------------------------------------------------------------
           MEDCATH                      ST. JOSEPH                      SWCA                         NMHI

--------------------------------------------------------------------------------------------------------------
         $16,575,000                    $8,925,000                   $3,824,962                   $6,630,038
--------------------------------------------------------------------------------------------------------------

                  (b) As used herein, "Fixed Charge Ratio" shall mean a ratio of
         (l) the sum of Net Income, depreciation, amortization, income taxes, and interest expense, to (2) interest expense. IF, after the Conversion Date, Borrower has (i) maintained a Fixed Charge Ratio of not less than
         1.5 to 1.0 for seven (7) of eight (8) consecutive calendar quarters,



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

         and (ii) over such eight (8) calendar quarters the average of Borrower's Fixed Charge Ratio is at least 1.5 to 1.0, THEN Guarantor may submit to Lender a written certification stating that such events have occurred, together with Borrower's financial statements showing that such events have occurred ("Guarantor Certification"). Upon Lender's receipt and acceptance of the Guarantor Certification, the liability of each Guarantor to Lender under this Guaranty shall be limited to the amount set forth in the table below:

----------------------------------------------------------------------------------------------------------------
                                MAXIMUM LIABILITY UNDER THIS GUARANTY - 1ST REDUCTION

----------------------------------------------------------------------------------------------------------------
           MEDCATH                      ST. JOSEPH                      SWCA                         NMHI

----------------------------------------------------------------------------------------------------------------
          $9,975,000                    $8,925,000                   $3,824,962                   $6,630,038
----------------------------------------------------------------------------------------------------------------

                  (c)      Only if the 1st Reduction referred to in subsection
         (b) above occurs, then, IF the Borrower has (i) maintained a Fixed Charge Ratio of not less than 1.5 to 1.0 for seven (7) of eight (8) consecutive calendar quarters, and (ii) over such eight (8) calendar quarters the average of Borrower's Fixed Charge Ratio is at least 1.5 to 1.0, THEN Guarantor may submit to Lender a Guarantor Certification. This 2nd Reduction may only occur if at least four (4) calendar quarters have passed since the occurrence of the 1st Reduction. Upon Lender's receipt and acceptance of the Guarantor Certification, the liability of each Guarantor to Lender under this Guaranty shall be limited to the amount set forth in the table below:

---------------------------------------------------------------------------------------------------------------
                                MAXIMUM LIABILITY UNDER THIS GUARANTY - 2ND REDUCTION

---------------------------------------------------------------------------------------------------------------
           MEDCATH                      ST. JOSEPH                      SWCA                         NMHI

---------------------------------------------------------------------------------------------------------------
          $5,003,390                    $7,296,610                   $3,127,088                   $5,420,370
---------------------------------------------------------------------------------------------------------------


                  (d) Only if the I st Reduction and 2nd Reduction referred to in subsections (b) and (c) above occur, then, IF the Borrower has
         (i) maintained a Fixed Charge Ratio of not less than 1.5 to 1.0 for seven (7) of eight (8) consecutive calendar quarters, and (ii) over such eight (8) calendar quarters the average of Borrower's Fixed Charge Ratio is at least 1.5 to 1.0, THEN Guarantor may submit to Lender a Guarantor Certification. This Final Reduction may only occur if at least four (4) calendar quarters have passed since the occurrence of the 2nd Reduction. Upon Lender's receipt and acceptance of the Guarantor Certification, the liability of each Guarantor to Lender under this Guaranty shall be limited to the amount set forth in the table below:

-----------------------------------------------------------------------------------------------------------------
                               MAXIMUM LIABILITY UNDER THIS GUARANTY - FINAL REDUCTION

-----------------------------------------------------------------------------------------------------------------
           MEDCATH                      ST. JOSEPH                      SWCA                         NMHI

-----------------------------------------------------------------------------------------------------------------
          $3,945,763                    $5,754,237                   $2,466,077                   $4,274,601
-----------------------------------------------------------------------------------------------------------------


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

                  (e) Notwithstanding anything to the contrary in this Guaranty, Lender acknowledges and agrees that the liability of St. Joseph, SWCA and NMHI hereunder shall be several and not joint.

         20. Additional Provisions. Such additional terms, covenants and conditions as may be set forth on any exhibit executed by Guarantor and attached hereto which recites that it is an exhibit to this Guaranty are incorporated herein by this reference.


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

         IN WITNESS WHEREOF, each Guarantor has executed this Guaranty as of the date first written above.

GUARANTOR:

MEDCATH INCORPORATED,
a North Carolina corporation


By:      /s/ Richard J. Post
   -----------------------------------------
Name:    Richard J. Post
Title:   Secretary


ST. JOSEPH HEALTHCARE SYSTEM,
a New Mexico nonprofit corporation

By:      /s/ Steven J. Smith
   -----------------------------------------
Name:    Steven J. Smith
     ---------------------------------------
Title:   President and CEO
      --------------------------------------


SWCA, LLC,
a New Mexico limited liability company


By:      /s/ illegible signature
   -----------------------------------------
Name:
     ---------------------------------------
Title:   President
      --------------------------------------


NMHI, LLC,
a New Mexico limited liability company


By:      /s/ illegible signature
   -----------------------------------------
Name:
     ---------------------------------------
Title:   President
      --------------------------------------


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